UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

HYDRA INDUSTRIES ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HYDRA INDUSTRIES ACQUISITION CORP.
250 West 57th Street, Suite 2223

New York, New York 10107

PROXY STATEMENT SUPPLEMENT

October 21, 2016

TO THE STOCKHOLDERS OF HYDRA INDUSTRIES ACQUISITION CORP.:

This is a supplement (this “Supplement”) to the proxy statement of Hydra Industries Acquisition Corp. (the “Company” or “Hydra Industries”), dated October 12, 2016 (the “Proxy Statement”), that was sent to you in connection with the special meeting of stockholders of Hydra Industries to be held at 10:00 a.m., Eastern Time, on October 25, 2016, at the offices of Kramer Levin Naftalis & Frankel LLP, counsel to Hydra Industries, at 1177 Avenue of the Americas, New York, New York 10036.

We intend to adjourn the special meeting on Tuesday, October 25, 2016 without conducting any business and to reconvene the special meeting on Thursday, October 27, 2016 at 10:00 a.m., Eastern Time, at the same location.

At the special meeting, or any adjournment or postponement thereof, the stockholders of Hydra Industries will be asked to consider and vote upon, among other things, a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 61 days, from October 29, 2016 to December 29, 2016 (the “Extended Termination Date”).

On October 21, 2016, the Company announced that Hydra Industries’ sponsors have agreed that if the Extension Amendment is approved, they or their affiliates will contribute to the Company, as a loan (each loan being referred to herein as a “Contribution”), $0.05 for each public share of the Company’s common stock that is not redeemed in connection with the stockholder vote to approve the Extension. Accordingly, if the Extension is implemented, the Company’s sponsors would make aggregate Contributions of approximately $400,000 (assuming no public shares were redeemed in connection with the stockholder vote to approve the Extension). The Contributions will be deposited in the trust account established in connection with Hydra Industries’ initial public offering subsequent to October 29, 2016. Accordingly, if the Extension Amendment is approved and the Extension is implemented, the redemption amount per share at the meeting of stockholders to approve such business combination or the Company’s subsequent liquidation will be approximately $10.05 per share, in comparison to the current redemption amount of $10.00 per share. The Company’s sponsors will not make the Contributions unless the Extension Amendment is approved and the Extension is implemented. The Contributions will not bear any interest and will be repayable by Hydra Industries to the Company’s sponsors or their affiliates upon consummation of our initial business combination. The loans will be forgiven, and no amount will be repaid to the Company’s sponsors in respect thereof, if Hydra Industries’ initial business combination is not completed.

If the Extension Amendment is approved and the Contributions are made, then an amount of funds held in the trust account sufficient to redeem public shares which have been redeemed in connection with the special meeting to approve the Extension will be released to the Company to pay the current redemption price of approximately $10.00 per share. The balance of the funds, plus the amount of the Contributions, will remain in the trust account until the Company either consummates an initial business combination or liquidates in the event it is unable to consummate an initial business combination by December 29, 2016.

Only holders of record of Hydra Industries’ common stock at the close of business on October 5, 2016 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting. As of the close of business on October 5, 2016, there were 10,000,000 shares of Company common stock outstanding and entitled to vote. Each share of Hydra Industries common stock is entitled to one vote at the special meeting.

Before you vote you should read the Proxy Statement and other documents that Hydra Industries has filed with the Securities and Exchange Commission, together with this Supplement, for more complete information about the Company and the Extension. If you have questions about the Extension or if you need additional copies of this Supplement, the Proxy Statement, or the proxy card you should contact:

Martin E. Schloss, Executive Vice President,
General Counsel and Secretary
Hydra Industries Acquisition Corp.
250 West 57th Street, Suite 2223
New York, New York 10107

Email: marty@hydramgmt.com

Tel: (646) 565-3861

or:

Morrow Sodali
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400
Email: HDRA.info@morrowco.com

You may also obtain a free copy of this Supplement, the Proxy Statement and other documents containing information about Hydra Industries and the Extension, without charge, at the SEC’s website at www.sec.gov.

This Supplement should be read together with the Proxy Statement. To the extent that the information in this Supplement is inconsistent with the information in the Proxy Statement, the information in this Supplement supersedes the information in the Proxy Statement. Terms that are defined in the Proxy Statement have the same meanings in this Supplement, unless a new definition for such term is provided herein.

All Hydra Industries stockholders are cordially invited to attend the special meeting in person. If you are a stockholder of record and you have already provided a proxy, your shares will be voted in accordance with your instructions at the special meeting, or any adjournment or postponement thereof, unless you affirmatively change your proxy as described in the Proxy Statement. If you have not yet provided a proxy, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible. If you are a stockholder of record, you may also cast your vote in person at the special meeting, or any adjournment or postponement thereof. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the special meeting, or any adjournment or postponement thereof, and vote in person, obtain a proxy from your broker, bank or nominee. If you have already instructed your broker, bank or other nominee how to vote your shares, your shares will be voted in accordance with those instructions at the special meeting, or any adjournment or postponement thereof, unless you affirmatively change your instructions as described in the Proxy Statement.

- 3  -

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ A. Lorne Weil
A. Lorne Weil
Chairman of the Board and Chief Executive Officer

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date. Neither the Securities and Exchange Commission nor any state securities commission has determined if the Proxy Statement, as supplemented by this Supplement, is accurate or complete. Any representation to the contrary is a criminal offense.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting, or any adjournment or postponement thereof. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held of record by a brokerage firm, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee. Your failure to vote or instruct your broker, bank or nominee how to vote will have the same effect as voting against each of the proposals.

This Supplement is dated October 21, 2016 and is first being mailed to Hydra Industries shareholders on or about such date.

- 4  -